Income (loss) per share	12 Months Ended
Dec. 31, 2024
Income (Loss) Per Share [Abstract]
Income (loss) per share	Income (loss) per share
Basic income (loss) per share
Basic income (loss) per share is calculated by dividing the net income (loss) attributable to equity holders of the Company by the weighted average number of ordinary shares in circulation during the corresponding period.

	Year ended December 31.
(in thousands of euro, except for data share)	2022	2023	2024
Net income (loss)	(58,103)	(7,570)	(49,471)
Weighted average number of ordinary shares in circulation	79,639,826	80,453,282	81,051,798
Basic income (loss) per share (€ per share)	(0.73)	(0.09)	(0.61)
The instruments that entitle their holders to a portion of the share capital on a deferred basis (BSAs, BSAAR, AGAs and AGAPs) are considered to be anti-dilutive (2,265,301 instruments in 2022, 5,145,914 instruments in 2023 and 5,959,104 instruments in 2024). These instruments are presented in detail in Note 11.
Diluted income (loss) per share
Diluted income (loss) per share is calculated by dividing the net income (loss) attributable to equity holders of the Company by the weighted average number of ordinary shares in circulation during the corresponding period, increased by all dilutive potential ordinary shares.

	Year ended December 31,
(in thousands of euro, except for data share)	2022	2023	2024
Net income (loss)	(58,103)	(7,570)	(49,471)
Weighted average number of ordinary shares in circulation	79,639,826	80,453,282	81,051,798
Adjustment for share instruments	—	—	—
Diluted income (loss) per share (€ per share)	(0.73)	(0.09)	(0.61)